Exhibit 99.34

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
February 29, 2000



Expected B Maturity 9/15/06


Blended Coupon 6.0910%


Excess Protection Level
3 Month Average   5.38%
February, 2000   6.16%
January, 2000   5.37%
December, 1999   4.60%


Cash Yield18.80%


Investor Charge Offs 4.75%


Base Rate 7.89%


Over 30 Day Delinquency 5.01%


Seller's Interest 9.54%


Total Payment Rate14.30%


Total Principal Balance$48,263,301,515.80


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,604,500,997.31